                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                           314,775.40
     Available Funds:
         Contract Payments due and received in this period                                                      5,401,434.79
         Contract Payments due in prior period(s) and received in this period                                     370,677.79
         Contract Payments received in this period for next period                                                226,484.34
         Sales, Use and Property Tax, Maintenance, Late Charges                                                   129,907.91
         Prepayment Amounts related to early termination in this period                                           909,884.34
         Servicer Advance                                                                                         674,094.55
         Proceeds received from recoveries on previously Defaulted Contracts                                            0.00
         Transfer from Reserve Account                                                                             13,723.82
         Interest earned on Collection Account                                                                     14,405.73
         Interest earned on Affiliated Account                                                                      2,554.11
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                    0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract <
           Predecessor contract)                                                                                        0.00
         Amounts paid under insurance policies                                                                          0.00
         Any other amounts                                                                                              0.00

                                                                                                               -------------
     Total Available Funds                                                                                      8,057,942.78
     Less: Amounts to be Retained in Collection Account                                                           462,551.70
                                                                                                               -------------
     AMOUNT TO BE DISTRIBUTED                                                                                   7,595,391.08
                                                                                                               =============


     DISTRIBUTION OF FUNDS:
         1.  To Trustee - Fees                                                                                          0.00
         2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                           370,677.79
         3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                              4,926,698.60
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                            230,932.50
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                            419,826.67
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                            508,746.22
                b) Class B Principal and Interest                                                                 104,172.99
                c) Class C Principal and Interest                                                                 209,214.33
                d) Class D Principal and Interest                                                                 141,412.56
                e) Class E Principal and Interest                                                                 189,611.43

         4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
         5.  To Issuer - Residual Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                     77,623.52
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                   166,047.91
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)          13,723.82
         6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           146,867.75
         7.  To Servicer, Servicing Fee and other Servicing Compensations                                          89,834.99
                                                                                                               -------------
     TOTAL FUNDS DISTRIBUTED                                                                                    7,595,391.08
                                                                                                               =============

     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
       Funds (if any)}                                                                                            462,551.70
                                                                                                               =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                              $4,104,190.93
      - Add Investment Earnings                                                                                    13,723.82
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
      - Less Distribution to Certificate Account                                                                   13,723.82
                                                                                                               -------------
End of period balance                                                                                          $4,104,190.93
                                                                                                               =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $4,104,190.93
                                                                                                               =============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                                                     147,909,170.72
                  Pool B                                                                      62,903,408.77
                                                                                           -----------------
                                                                                                                     210,812,579.49
Class A Overdue Interest, if any                                                                       0.00
Class A Monthly Interest - Pool A                                                                852,787.94
Class A Monthly Interest - Pool B                                                                362,677.08

Class A Overdue Principal, if any                                                                      0.00
Class A Monthly Principal - Pool A                                                             3,146,872.22
Class A Monthly Principal - Pool B                                                             1,723,866.75
                                                                                           -----------------
                                                                                                                       4,870,738.97
Ending Principal Balance of the Class A Notes
                  Pool A                                                                     144,762,298.50
                  Pool B                                                                      61,179,542.02
                                                                                           -----------------
                                                                                                                  ------------------
                                                                                                                     205,941,840.52
                                                                                                                  ==================

----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $240,779,000      Original Face $240,779,000             Balance Factor
       $ 5.048052                               $ 20.229085                  85.531479%
----------------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                  Class A1                                                                    10,008,579.49
                  Class A2                                                                    41,000,000.00
                  Class A3                                                                    74,000,000.00
                  Class A4                                                                    85,804,000.00

                                                                                           -----------------

Class A Monthly Interest                                                                                             210,812,579.49
                  Class A1 (Actual Number Days/360)                                               55,959.63
                  Class A2                                                                       230,932.50
                  Class A3                                                                       419,826.67
                  Class A4                                                                       508,746.22

                                                                                           -----------------

Class A Monthly Principal
                  Class A1                                                                     4,870,738.97
                  Class A2                                                                             0.00
                  Class A3                                                                             0.00
                  Class A4                                                                             0.00

                                                                                           -----------------
                                                                                                                       4,870,738.97
Ending Principal Balance of the Class A Notes
                  Class A1                                                                     5,137,840.52
                  Class A2                                                                    41,000,000.00
                  Class A3                                                                    74,000,000.00
                  Class A4                                                                    85,804,000.00

                                                                                           -----------------
                                                                                                                  ------------------
                                                                                                                     205,941,840.52
                                                                                                                  ==================

Class A1
----------------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000              Ending Principal
Original Face $39,975,000       Original Face $39,975,000              Balance Factor
       $ 1.399866                              $ 121.844627                  12.852634%
----------------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                          Pool A                                                          2,521,051.09
                          Pool B                                                          1,072,157.66
                                                                                       ----------------
                                                                                                                   3,593,208.75

     Class B Overdue Interest, if any                                                             0.00
     Class B Monthly Interest - Pool A                                                       14,838.49
     Class B Monthly Interest - Pool B                                                        6,310.54
     Class B Overdue Principal, if any                                                            0.00
     Class B Monthly Principal - Pool A                                                      53,639.87
     Class B Monthly Principal - Pool B                                                      29,384.09
                                                                                       ----------------
                                                                                                                      83,023.96
     Ending Principal Balance of the Class B Notes
                          Pool A                                                          2,467,411.22
                          Pool B                                                          1,042,773.57
                                                                                       ----------------
                                                                                                            --------------------
                                                                                                                   3,510,184.79
                                                                                                            ====================

     ------------------------------------------------------------------------------
     Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
     Original Face $4,104,000    Original Face $4,104,000         Balance Factor
               $ 5.153272                     $ 20.230010               85.530818%
     ------------------------------------------------------------------------------



VI.CLASS C NOTE PRINCIPAL BALANCE
     Beginning Principal Balance of the Class C Notes
                          Pool A                                                          5,042,102.16
                          Pool B                                                          2,144,315.32
                                                                                       ----------------
                                                                                                                   7,186,417.48

     Class C Overdue Interest, if any                                                             0.00
     Class C Monthly Interest - Pool A                                                       30,286.23
     Class C Monthly Interest - Pool B                                                       12,880.19
     Class C Overdue Principal, if any                                                            0.00
     Class C Monthly Principal - Pool A                                                     107,279.73
     Class C Monthly Principal - Pool B                                                      58,768.18
                                                                                       ----------------
                                                                                                                     166,047.91
     Ending Principal Balance of the Class C Notes
                          Pool A                                                          4,934,822.43
                          Pool B                                                          2,085,547.14
                                                                                       ----------------
                                                                                                            --------------------
                                                                                                                   7,020,369.57
                                                                                                            ====================

     ------------------------------------------------------------------------------
     Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
     Original Face $8,208,000    Original Face $8,208,000         Balance Factor
               $ 5.259067                     $ 20.230009               85.530818%
     ------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001

VII.  CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
                           Pool A                                                            3,361,401.44
                           Pool B                                                            1,429,543.55
                                                                                         -----------------
                                                                                                                      4,790,944.99

      Class D Overdue Interest, if any                                                               0.00
      Class D Monthly Interest - Pool A                                                         21,549.38
      Class D Monthly Interest - Pool B                                                          9,164.57
      Class D Overdue Principal, if any                                                              0.00
      Class D Monthly Principal - Pool A                                                        71,519.82
      Class D Monthly Principal - Pool B                                                        39,178.79
                                                                                         -----------------
                                                                                                                        110,698.61
      Ending Principal Balance of the Class D Notes
                           Pool A                                                            3,289,881.62
                           Pool B                                                            1,390,364.76
                                                                                         -----------------
                                                                                                               --------------------
                                                                                                                      4,680,246.38
                                                                                                               ====================

      ------------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
      Original Face $5,472,000    Original Face $5,472,000         Balance Factor
                $ 5.612929                     $ 20.230009               85.530818%
      ------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                           Pool A                                                            4,201,751.80
                           Pool B                                                            1,786,929.44
                                                                                         -----------------
                                                                                                                      5,988,681.24

      Class E Overdue Interest, if any                                                               0.00
      Class E Monthly Interest - Pool A                                                         35,949.49
      Class E Monthly Interest - Pool B                                                         15,288.67
      Class E Overdue Principal, if any                                                              0.00
      Class E Monthly Principal - Pool A                                                        89,399.78
      Class E Monthly Principal - Pool B                                                        48,973.49
                                                                                         -----------------
                                                                                                                        138,373.27
      Ending Principal Balance of the Class E Notes
                           Pool A                                                            4,112,352.02
                           Pool B                                                            1,737,955.95
                                                                                         -----------------
                                                                                                               --------------------
                                                                                                                      5,850,307.97
                                                                                                               ====================

      ------------------------------------------------------------------------------
      Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
      Original Face $6,840,000    Original Face $6,840,000         Balance Factor
                $ 7.490959                     $ 20.230010               85.530818%
      ------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

        Beginning Residual Principal Balance
                             Pool A                                                    5,043,282.10
                             Pool B                                                    2,144,864.28
                                                                                    ----------------
                                                                                                                       7,188,146.38

        Residual Interest - Pool A                                                        54,461.60
        Residual Interest - Pool B                                                        23,161.92
        Residual Principal - Pool A                                                      107,279.73
        Residual Principal - Pool B                                                       58,768.18
                                                                                    ----------------
                                                                                                                         166,047.91
        Ending Residual Principal Balance
                             Pool A                                                    4,936,002.37
                             Pool B                                                    2,086,096.10
                                                                                    ----------------
                                                                                                                   -----------------
                                                                                                                       7,022,098.47
                                                                                                                   =================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                 89,834.99
         - Servicer Advances reimbursement                                                                               370,677.79
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               146,867.75
                                                                                                                   -----------------
        Total amounts due to Servicer                                                                                    607,380.53
                                                                                                                   =================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  168,078,759.30

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 3,575,991.15

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   ----------------
        ending of the related Collection Period                                                                     164,502,768.15
                                                                                                                   ================

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            2,674,962.78

         - Principal portion of Prepayment Amounts                                                    901,028.37

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                -----------------
                              Total Decline in Aggregate Discounted Contract Balance                3,575,991.15
                                                                                                =================


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   71,481,219.02

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 1,958,939.49

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                   ----------------
        ending of the related Collection Period                                                                      69,522,279.53
                                                                                                                   ================

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            1,947,336.39

         - Principal portion of Prepayment Amounts                                                     11,603.10

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                -----------------
                              Total Decline in Aggregate Discounted Contract Balance                1,958,939.49
                                                                                                =================

                                                                                                                   ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                   234,025,047.68
                                                                                                                   ================

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                             Predecessor
                                                                  Discounted             Predecessor         Discounted
          Lease #        Lessee Name                              Present Value          Lease #             Present Value
          ----------------------------------------                --------------------   --------------      ----------------------
                         NONE











                                                                  --------------------                       ----------------------
                                                       Totals:                  $0.00                                        $0.00

          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
          b) ADCB OF POOL A AT CLOSING DATE                                                                          $186,735,373.96
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES                 NO     X
                                                                                         ----------          --------

          POOL B                                                                                             Predecessor
                                                                  Discounted             Predecessor         Discounted
          Lease #        Lessee Name                              Present Value          Lease #             Present Value
          ----------------------------------------                --------------------   --------------      ----------------------
                         NONE









                                                                  --------------------                        ----------------------
                                                       Totals:                $0.00                                            $0.00


          a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                             $0.00
          b) ADCB OF POOL B AT CLOSING DATE                                                                           $86,877,354.94
          c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                       0.00%

        * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
            HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                           YES                       NO     X
                                                                                                 ----------                 --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

          POOL A - NON-PERFORMING                                                                               Predecessor
                                                                    Discounted            Predecessor           Discounted
          Lease #     Lessee Name                                   Present Value         Lease #               Present Value
          ---------------------------------------------             ------------------    ----------------      -------------------
          1528-004    U.S. Neurological, Inc.                             $194,560.17     2042-202                     $981,403.44
          2826-001    Newark Health Imaging, L.L.C.                       $789,368.50









                                                                    ------------------                          -------------------
                                                           Totals:        $983,928.67                                  $981,403.44

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                           981,403.44
b) ADCB OF POOL A AT CLOSING DATE                                                                                    $186,735,373.96
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                               0.53%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                                                   $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES                      NO     X
                                                                                                  ----------               --------


          POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                    Discounted           Predecessor            Discounted
          Lease #     Lessee Name                                   Present Value        Lease #                Present Value
          -------------------------------------------------         ------------------   ----------------       -------------------
                      None









                                                                    ------------------                          -------------------
                                                           Totals:              $0.00                                        $0.00

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                                $0.00
  b) ADCB OF POOL B AT CLOSING DATE                                                                                  $86,877,354.94
  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE
  SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN
  FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing
      Agreement Section 7.02                                                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                            YES                      NO     X
                                                                                                  ----------               --------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 12, 2001


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                 AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
          This Month                          1,885,950.91          This Month                           234,025,047.68
          1 Month Prior                       1,388,804.82          1 Month Prior                        239,559,978.32
          2 Months Prior                        211,794.94          2 Months Prior                       244,665,293.75

          Total                               3,486,550.67          Total                                718,250,319.75

          a) 3 MONTH AVERAGE                  1,162,183.56          b) 3 MONTH AVERAGE                   239,416,773.25

          c) a/b                                     0.49%


2.        Does a Delinquency Condition Exist (1c > 6%)?
                                                                                        Yes                          No         X
                                                                                            ----------------------       -----------

3.        Restricting Event Check

          A. A Delinquency Condition exists for current period?                         Yes                          No         X
                                                                                            ----------------------       -----------
          B. An Indenture Event of Default has occurred and is then continuing?         Yes                          No         X
                                                                                            ----------------------       -----------

4.        Has a Servicer Event of Default occurred?                                     Yes                          No         X
                                                                                            ----------------------       -----------


5.        Amortization Event Check

          A. Is 1c  > 8% ?                                                              Yes                          No         X
                                                                                            ----------------------       -----------
          B. Bankruptcy, insolvency, reorganization; default/violation of any
               covenant or obligation not remedied within 90 days?                      Yes                          No         X
                                                                                            ----------------------       -----------
          C. As of any Determination date, the sum of all defaulted contracts
               since the Closing date exceeds 6% of the ADCB on the Closing Date?       Yes                          No         X
                                                                                            ----------------------       -----------




6.        Aggregate Discounted Contract Balance at Closing Date                     Balance  $     273,612,728.90
                                                                                            ----------------------


          DELINQUENT LEASE SUMMARY

                     Days Past Due                      Current Pool Balance                              # Leases
                     -------------                      --------------------                              --------

                          31 -  60                              6,321,564.84                                    45
                          61 -  90                              3,805,613.77                                    10
                          91 - 180                              1,885,950.91                                    19



Approved By:
Matthew E. Goldenberg
Assistant Treasurer